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                                                                     EXHIBIT 4.1


                              [LOGO](TM) CROSSROADS

                            CROSSROADS SYSTEMS, INC.
                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

         NUMBER                                              SHARES
         CS

     COMMON STOCK                                            CUSIP 22765D 10 0

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT


IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE, OF
                            CROSSROADS SYSTEMS, INC.
transferred on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or accompany by a proper assignment. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

               [SEAL]


                                         COUNTERSIGNED AND REGISTERED:
/s/  Brian R. Smith                        AMERICAN STOCK TRANSFER & TRUST CO.
Chief Executive Officer
                                                     TRANSFER AGENT
                                                      AND REGISTRAR

                                         BY
/s/  Reagan Y. Sakai
Financial Officer & Secretary                      AUTHORIZED SIGNATURE

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                            CROSSROADS SYSTEMS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION, OR TO THE TRANSFER AGENT OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common             UNIF GIFT MIN ACT --    Custodian
TEN ENT --  as tenants by the entireties                          --------------
JT TEN  --  as joint tenants with right                           (Cust) (Minor)
            of survivorship and not as          Under Uniform Gifts to Minors
            tenants in common                   Act
                                                   -----------------------------
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
     -----------------------

                                         X
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                                                       (SIGNATURE)

NOTICE:  THE SIGNATURE(S) TO
         THIS ASSIGNMENT MUST
         CORRESPOND WITH THE
         NAME(S) AS WRITTEN
         UPON THE FACE OF THE
         CERTIFICATE IN EVERY            X
         PARTICULAR WITHOUT               --------------------------------------
         ALTERATION OR EN-                             (SIGNATURE)
         LARGEMENT OR ANY
         CHANGE WHATEVER.

                            ----------------------------------------------------
                            THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                            ----------------------------------------------------

                            SIGNATURE(S) GUARANTEED BY:


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